UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  July 15, 2014

DISCOUNT COUPONS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	333-183521	27-236124
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2840 West Bay Drive, Suite 139, Belleair Bluffs, Florida 33770

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(919) 610-4400

 REGISTRANT’S TELEPHONE NUMBER

Not Applicable

 (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

All correspondence to:

Craig A. Huffman, Esquire

Securus Law Group

13046 Racetrack Road, Number 243

Tampa, Florida 33626

Office: (888) 914-4144

Email: craig@securuslawgroup.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01. Acquisition or Disposition of Assets

On July 7, 2014, Discount Coupons Corporation  (the "Company") entered into a Purchase Agreement with Mark Dobbins for the purchase of all of the capital stock held by Mr. Dobbins, and thus the controlling absolute interest in Half Price San Diego, LLC. Half Price San Diego is a California Limited Liability Company. Half Price San Diego’s financial appraisals and audits will be set forth in future filings. On July 15, 2014, the Company issued a press release of such purchase which is set forth as an exhibit to this filing.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 Press release, dated July 15, 2014, titled "Discount Coupons Corp Acquires HalfPriceSanDiego.com"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2014

DISCOUNT COUPONS CORP.

By:	/s/ Pat Martin
Chief Executive Officer